UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): June 16, 2005 (June 15, 2005)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                     88-0219860

(State or other jurisdiction of                              (IRS Employer
Incorporation or organization)                               Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700



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ITEM 8.01.     Other Events.

         On June 15, 2005, Synagro Technologies, Inc. (the "Company") issued a press release announcing the pricing terms of its previously announced common stock offering of primary and secondary shares. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

         On June 15, 2005, the Company also issued a press release announcing the pricing terms of its previously announced cash tender offer and consent solicitation for all $150 million of its outstanding 9 1/2% Senior Subordinated Notes due 2009. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.


ITEM 9.01.     Exhibits

(c)  Exhibits

          99.1 Press release dated June 15, 2005, issued by the Company announcing the pricing of the common stock offering

          99.2 Press release dated June 15, 2005, issued by the Company announcing pricing of the tender offer.




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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  June 16, 2005

                                   SYNAGRO TECHNOLOGIES, INC.

                                   By:        /s/ J. PAUL WITHROW
                                       -----------------------------------------
                                          (Senior Executive Vice President &
                                            Chief Financial Officer)


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



                                  EXHIBIT INDEX


          99.1 Press release dated June 15, 2005, issued by the Company announcing the pricing of the common stock offering

          99.2 Press release dated June 15, 2005, issued by the Company announcing pricing of the tender offer.



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